Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Debt [Abstract]
Debt

Note 4: Debt

The Tile Shop had a $3 million commercial credit facility with a bank. Borrowings under this arrangement bore interest at 2.0 percent above the daily one-month LIBOR rate and were secured by substantially all The Tile Shop assets. On September 28, 2012, the Company paid the $1.1 million outstanding balance in full and terminated the credit facility agreement (See Note 10).

Note 4. Long-term Debt

The summary of long-term debt as of December 31, 2011 and 2010 is as follows:

	2011	2010
Variable interest rate (0.47% and 0.86% at December 31, 2011 and 2010 respectively) bonds, which mature April 1, 2023, collateralized by buildings and equipment	$1,790,000	$2,125,000
Commercial bank credit facility	1,214,286	1,451,013
	3,004,286	3,576,013
Less: current maturities	(559,286)	(549,286)
	$2,445,000	$3,026,727

The Company has a $3,000,000 commercial credit facility with a bank which expires on August 31, 2013. Borrowings under this arrangement bear interest at 2.0 percent above the daily one-month LIBOR rate (2.295 percent at December 31, 2011) and are secured by substantially all Company assets.

The credit facility is subject to certain restrictive financial covenants including, among others, (1) maintaining a certain debt to modified tangible net worth ratio, (2) maintaining a level of quarterly profitability and (3) maintaining a certain level of modified tangible net worth. As of December 31, 2011 the Company was in compliance with all covenants or obtained a waiver.

Approximate annual aggregate maturities of debts are as follows:

Years ending December 31:
2012	$559,286
2013	1,360,000
2014	90,000
2015	95,000
2016	95,000
Thereafter	805,000
$3,004,286